Exhibit 21

LIST OF SUBSIDIARIES OF ALTICE USA, INC.

Name of Subsidiary	Jurisdiction of Incorporation or Organization
1111 Stewart Corporation	Delaware
4Connections LLC	New Jersey
a4 Media, LLC	Delaware
A R H, LTD.	Colorado
Altice Care Holdings Corp.	Delaware
Altice/Charter Master Cable Advertising, LLC	Delaware
Altice Media Solutions LLC	Delaware
Altice News, Inc.	Delaware
Altice Real Estate Corporation	New York
Altice USA Employee Disaster Relief Fund	Delaware
Altice USA News, Inc.	Delaware
Altice USA Wireless, Inc.	Delaware
ATS Home Security Installers, LLC	Delaware
ATS US Holdings, Corp.	Delaware
ATS US, LLC	Delaware
Audience Partners Canada, Inc.	Canada
Audience Partners, LLC	Pennsylvania
Audience Partners Worldwide LLC	Delaware
A-R Cable Services - NY, Inc.	New York
Cable Systems, Inc.	Kansas
Cablevision Lightpath CT LLC	Delaware
Cablevision Lightpath NJ LLC	Delaware
Cablevision Lightpath, Inc.	Delaware
Cablevision NYI L.L.C.	Delaware
Cablevision of Brookhaven, Inc.	Delaware
Cablevision of Hudson County, LLC	Delaware
Cablevision of Litchfield, Inc.	Delaware
Cablevision of Monmouth, LLC	Delaware
Cablevision of New Jersey, LLC	Delaware
Cablevision of Newark	New York
Cablevision of Oakland, LLC	Delaware
Cablevision of Ossining Limited Partnership	Massachusetts
Cablevision of Paterson, LLC	Delaware
Cablevision of Rockland/Ramapo, LLC	Delaware
Cablevision of Southern Westchester, Inc.	New York
Cablevision of Wappingers Falls, Inc.	Delaware
Cablevision of Warwick, LLC	Delaware
Cablevision Systems Brookline Corporation	Delaware
Cablevision Systems Corporation	Delaware
Cablevision Systems Dutchess Corporation	New York
Cablevision Systems East Hampton Corporation	New York
Cablevision Systems Great Neck Corporation	New York
Cablevision Systems Huntington Corporation	New York
Cablevision Systems Islip Corporation	New York
Cablevision Systems New York City Corporation	Delaware
Cablevision Systems Suffolk Corporation	New York
Cablevision Systems Westchester Corporation	New York
Cebridge Acquisition, L.P.	Delaware
Cebridge Acquisition, LLC	Delaware

Cebridge Connections Finance Corp.	Delaware
Cebridge Connections, Inc.	Delaware
Cebridge Corporation	Delaware
Cebridge General, LLC	Delaware
Cebridge Limited, LLC	Delaware
Cebridge Telecom CA, LLC	Delaware
Cebridge Telecom General, LLC	Delaware
Cebridge Telecom ID, LLC	Delaware
Cebridge Telecom IN, LLC	Delaware
Cebridge Telecom KS, LLC	Delaware
Cebridge Telecom KY, LLC	Delaware
Cebridge Telecom LA, LLC	Delaware
Cebridge Telecom Limited, LLC	Delaware
Cebridge Telecom MO, LLC	Delaware
Cebridge Telecom MS, LLC	Delaware
Cebridge Telecom NC, LLC	Delaware
Cebridge Telecom NM, LLC	Delaware
Cebridge Telecom OH, LLC	Delaware
Cebridge Telecom OK, LLC	Oklahoma
Cebridge Telecom TX, L.P.	Delaware
Cebridge Telecom VA, LLC	Delaware
Cebridge Telecom WV, LLC	Delaware
Cequel Capital Corporation	Delaware
Cequel Communications Access Services, LLC	Delaware
Cequel Communications Holdco, LLC	Delaware
Cequel Communications, LLC	Delaware
Cequel Communications II, LLC	Delaware
Cequel Communications III, LLC	Delaware
Cequel III Communications I, LLC	Delaware
Cequel III Communications II, LLC	Delaware
Cequel Wireless, LLC	Delaware
Classic Cable of Louisiana, L.L.C.	Louisiana
Classic Cable of Oklahoma, Inc.	Delaware
Classic Cable, Inc.	Delaware
Classic Communications, Inc.	Delaware
Coram Route 112 Corporation	Delaware
CSC Acquisition Corporation	Delaware
CSC Acquisition-MA, Inc.	Delaware
CSC Acquisition-NY, Inc.	New York
CSC Gateway, LLC	Delaware
CSC Holdings, LLC	Delaware
CSC Investments LLC	Delaware
CSC MVDDS LLC	Delaware
CSC Nassau II, LLC	Delaware
CSC Optimum Holdings, LLC	Delaware
CSC T Holdings I, Inc.	Delaware
CSC T Holdings II, Inc.	Delaware
CSC T Holdings III, Inc.	Delaware
CSC T Holdings IV, Inc.	Delaware
CSC Technology, LLC	Delaware
CSC TKR, LLC	Delaware

CSC Transport II, Inc.	Delaware
CSC Transport III, Inc.	Delaware
CSC Transport, Inc.	Delaware
CSC VT, Inc.	Vermont
CSC Wireless, LLC	Delaware
CSC Wireless NY, LLC	Delaware
DTV Norwich LLC	Delaware
Friendship Cable of Arkansas, Inc.	Texas
Friendship Cable of Texas, Inc.	Texas
Frowein Road Corporation	Delaware
Hornell Television Services, Inc.	New York
i24 News France S.A.S.	France
i24 News S.a.r.l.	Luxembourg
i24 US Corp.	Delaware
i24 US, LLC	Delaware
Intelcia USA LLC	Delaware
Kingwood Holdings, LLC	Delaware
Kingwood Security Services, LLC	Delaware
Lightpath VoIP, LLC	Delaware
Mercury Voice and Data, LLC	Delaware
Middle East News	Israel
MSGVN LLC	Delaware
N12N LLC	Delaware
News 12 Company	New York
News 12 Connecticut LLC	Delaware
News 12 Networks LLC	Delaware
News 12 New Jersey Holding LLC	Delaware
News 12 New Jersey II Holding LLC	Delaware
News 12 New Jersey LLC	Delaware
News 12 The Bronx Holding LLC	Delaware
News 12 The Bronx, L.L.C.	Delaware
News 12 Traffic and Weather LLC	Delaware
News 12 Varsity Network LLC	Delaware
News 12 Westchester LLC	Delaware
Newsday Holdings LLC	Delaware
Newsday LLC	Delaware
NMG Holdings, Inc.	Delaware
NPG Cable, LLC	Delaware
NPG Digital Phone, LLC	Delaware
nTelligis Holdings, LLC	Delaware
NY Interconnect, LLC	Delaware
NY OV LLC	Delaware
ORBIS1, L.L.C.	Louisiana
OV LLC	Delaware
Petra Cablevision Corp.	New York
Princeton Video Image Israel, Ltd.	Israel
Samson Cablevision Corp.	New York
SL3TV, LLC	Delaware

Suffolk Cable Corporation	New York
Suffolk Cable of Shelter Island, Inc.	New York
Suffolk Cable of Smithtown, Inc.	New York
TCA Communications, L.L.C.	Texas
Telerama, Inc.	Ohio
The New York Interconnect L.L.C.	Delaware
Tristate Digital Group LLC	Delaware
Universal Cable Holdings, Inc.	Delaware
W.K. Communications, Inc.	Kansas